SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2003

TradeStation Group, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

0-31049	65-0977576

(Commission File Number)	(I.R.S. Employer Identification No.)

8050 S.W. 10th Street, Suite 4000, Plantation, Florida           33324

            (Address of principal executive offices)                             (Zip Code)

Registrant’s telephone number, including area code: (954) 652-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     TradeStation Group, Inc. (the “Company”) announced today that that it expects to report fourth quarter 2002 net profit of $.05 per share when it formally releases fourth quarter earnings February 25, 2003. These results will be significantly higher than the $.01 per share estimate contained in the Company’s 2002 Business Outlook.

     A copy of the Company’s press release is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit No.	Exhibit Description

99	Press Release dated January 29, 2003.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADESTATION GROUP, INC.

Date: January 29, 2003	By: /s/ David H. Fleischman

David H. Fleischman Chief Financial Officer Vice President of Finance and Treasurer

3

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release dated January 29, 2003.

4